CSFB 05-4

Group 7

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay to the 7P1 until retired

ii.

Pay to the 7Z1 until retired

b.

Pay pro-rata to the 7P2-7P14 until retired

c.

Pay to the 7P15 until retired

d.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay to the 7P1 until retired

ii.

Pay to the 7Z1 until retired

2.

Pay concurrently as follows:

a.

28.2116255595071% sequentially as follows:

i.

Pay according to the 3A1 TAC schedule

ii.

Pay to the 3A2 until retired

iii.

Pay disregarding the 3A1 TAC schedule

iv.

Pay to the 3A3 until retired

b.

71.7883744404929% pro-rata to the 7FL1 and 7IN1

3.

Pay disregarding to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay to the 7P1 until retired

ii.

Pay to the 7Z1 until retired

b.

Pay pro-rata to the 7P2-7P14 until retired

c.

Pay to the 7P15 until retired

d.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay to the 7P1 until retired

ii.

Pay to the 7Z1 until retired

Notes

Accrual rules:

Pay the 7Z1 accrual amount sequentially to 7P1 and then to the 7Z1

Pxing Speed = 300PSA

Floater Bonds:

7FL1– 24 day delay, 1ML + 1.2%, 7.00% Cap, 1.2% Floor, Initial Libor – 2.85%

Inverse Bonds:

7IN1 – 24 day delay, 21.26666561% - 3.66666642*1ML, 21.26666561% Cap, 0% Floor, Initial Libor – 2.85%

Settlement = 4/29/05